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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                  October 4, 2002
(Date of earliest event reported)                               October 4, 2002


                             Kankakee Bancorp, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        1-13676                                        36-3846489
(Commission File Number)                 (I.R.S. Employer Identification Number)



310 South Schuyler Avenue, Kankakee, Illinois                            60901
 (Address of principal executive offices)                             (Zip Code)



                                 (815) 937-4440
              (Registrant's telephone number, including area code)

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Item 5.  Other Information

On October 4, 2002, the Company announced that it took a nonrecurring after-tax charge of approximately $2.17 million, or approximately $1.85 per diluted share, to its third quarter earnings. The charge was recorded as an additional provision to the allowance for losses on loans. After the charge, the Company's allowance for losses on loans, including both general and specific reserves, is approximately $6.3 million. The news release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1     News Release, dated October 4, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 KANKAKEE BANCORP, INC.

Dated: October 4, 2002                           By: /s/  Ronald J. Walters
                                                    ----------------------------
                                                    Ronald J. Walters
                                                    Vice President and Treasurer

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